UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

BUNKER HILL MINING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150028	32-0196442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1009 McKinley Avenue, Kellogg, Idaho 83837

(Address of Principal Executive Offices) (Zip Code)

(604) 417-7952

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2026, the stockholders of Bunker Hill Mining Corp. (the “Company”) approved amendments to the Company’s Restricted Stock Unit Plan (the “Amended RSU Plan”) and Stock Option Plan (the “Amended Option Plan”) at the Company’s annual meeting of stockholders.

Amended Restricted Stock Unit Plan

The Amended RSU Plan increases the maximum number of shares of common stock issuable thereunder from 2,648,555 shares to 3,501,396 shares, representing 7.5% of the Company’s issued and outstanding common shares as of April 28, 2026.

The Amended RSU Plan also revises the insider participation limits to provide that the maximum number of shares issued under the Amended RSU Plan and any other security-based compensation arrangement of the Company during any 12-month period to insiders of the Company, as a group, may not exceed 10% of the Company’s issued and outstanding common shares, calculated as of the applicable grant date.

In addition, the Amended RSU Plan removes certain restrictions previously applicable to consultants, permits participation by persons providing investor relations services to the Company, revises the stockholder approval requirements applicable to certain plan amendments, and clarifies the Board’s authority to make amendments necessary to comply with applicable regulatory requirements, including the requirements of the Toronto Stock Exchange (“TSX”).

The Amended RSU Plan further includes administrative, housekeeping and compliance-related amendments to reflect the Company’s graduation from the TSX Venture Exchange (“TSX-V”) to the TSX, including revisions to participant eligibility provisions, replacement of certain TSX-V-specific provisions and terminology, and related conforming changes.

Amended Stock Option Plan

The Amended Option Plan revises the minimum exercise price of options granted thereunder to provide that the exercise price of an option may not be less than the closing price of the Company’s common shares on the TSX on the date of grant.

The Amended Option Plan also removes certain vesting restrictions and other requirements previously applicable to options granted to persons providing investor relations services, revises the insider participation limits to conform to TSX requirements, removes certain limitations applicable to consultants and investor relations service providers, and clarifies the Board’s authority to make amendments necessary to comply with applicable regulatory requirements, including the requirements of the TSX.

The Amended Option Plan further includes administrative, housekeeping and compliance-related amendments to reflect the Company’s graduation from the TSX-V to the TSX, including revisions to participant eligibility provisions, replacement of certain TSX-V-specific provisions and terminology, and related conforming changes.

A more detailed description of the Amended RSU Plan and the Amended Option Plan is contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 13, 2026 (the “Proxy Statement”) under the headings “Approval of Amendments to the Restricted Stock Unit Incentive Plan” and “Approval of Amendments to the Stock Option Plan,” respectively, which descriptions are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Shareholders

On June 11, 2026, the Company held its 2026 annual meeting of stockholders in person in Kellogg, Idaho. As of the record date, May 6, 2026, there was a total of 46,685,293 fully paid and non-assessable shares of common stock issued and outstanding, with each share of common stock carrying the right to one vote. At the annual meeting, 10,915,589 shares of common stock were represented in person or by proxy; therefore, a quorum was present. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Ratification of Independent Registered Public Accounting Firm Proposal

The Company’s stockholders ratified the appointment of MNP LLC, Chartered Professional Accountants, as the Company’s independent auditors for the fiscal year ending December 31, 2026. The voting results were 10,881,025 shares “FOR,” 9,251 shares “AGAINST,” 19,313 abstentions, and 0 broker non-votes.

Proposal No. 2 - Election of Directors Proposal

To elect the following nominees to serve as members of the Company’s board of directors:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Sam Ash	8,413,006	15,006	2,481,577
Mark Child	8,412,379	15,633	2,481,577
Mark Cruise	8,413,293	14,719	2,481,577
Kelli Kast	8,410,761	17,251	2,481,577
Pam Saxton	8,410,345	17,667	2,481,577
Richard Williams	8,415,834	12,178	2,481,577

Proposal No. 3 - Amended and Restated Restricted Stock Unit Incentive Plan Proposal

The Company’s stockholders approved the Amended RSU Plan. The voting results were 8,330,041 shares “FOR,” 94,018 shares “AGAINST,” 3,952 abstentions, and 2,481,578 broker non-votes.

Proposal No. 4 – Stock Option Plan Proposal

The Company’s stockholders approved the Amended Option Plan. The voting results were 8,297,476 shares “FOR,” 116,421 shares “AGAINST,” 14,114 abstentions, 2,481,578 broker non-votes.

Proposal No. 5 – Compensation of Named Executive Officers Proposal

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The voting results were 8,354,720 shares “FOR,” 47,132 shares “AGAINST,” 26,159 abstentions, and 2,481,578 broker non-votes.

 Item 7.01 Regulation FD

On June 11, 2026, the Company issued a press release announcing the voting results of its 2026 annual meeting of stockholders held in Kellogg, Idaho.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1*	Press Release dated June 11, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNKER HILL MINING CORP.

DATE: June 15, 2026	By:	/s/ Sam Ash
Sam Ash
President and Chief Executive Officer